[SYMBOL TECHNOLOGIES, INC. LOGO]


                       ---------------------------------------------------------
                       Symbol Technologies, Inc.
                       Q4 & Year-End 2003 Financial Results



                       March 4, 2004
                       ---------------------------------------------------------

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 SAFE HARBOR PROVISION
--------------------------------------------------------------------------------


During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the company.

Such statements are just estimates, and actual events or results may differ materially. We refer you to the documents that Symbol files from time to time with the SEC. These documents contain and identify forward factors, risks and uncertainties that could cause actual results to differ materially from those contained in our projections or forward-looking statements.

Copies of our SEC filings are available upon request or by accessing our company website at www.symbol.com.


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 2

AGENDA
--------------------------------------------------------------------------------


          o  Fourth-quarter & year-end 2003 results

          o  New product update

          o  Customer wins

          o  Operational Progress

          o  Bookings and backlog

          o  Outlook and 2004 Guidance


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 3

STATEMENT OF OPERATIONS-Q4 & YEAR-END 2003

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
$US MILLIONS                            Q4'03          Q3'03       Q2'03        Q1'03         FY03            Q4'02         FY02
------------------------------------------------------------------------------------------------------------------------------------
Product                                 314.1          308.8       290.3        310.7       1,223.9           292.2       1,103.1
------------------------------------------------------------------------------------------------------------------------------------
Services                                 78.9           68.3        83.5         75.6         306.4            80.7         298.5
------------------------------------------------------------------------------------------------------------------------------------
Total                                   393.0          377.1       373.8        386.3       1,530.3           372.9       1,401.6
------------------------------------------------------------------------------------------------------------------------------------
Gross Margin                            184.1          166.9       152.4        171.9         675.2           150.0         487.7
------------------------------------------------------------------------------------------------------------------------------------
  GM as a % of Revenue                  46.8%          44.3%       40.8%        44.5%         44.1%           40.2%         34.8%
------------------------------------------------------------------------------------------------------------------------------------
Operating Expense                       161.7          148.9       148.1        208.9         667.7           246.3         519.4
------------------------------------------------------------------------------------------------------------------------------------
  Opex as a % of Revenue                 41.2%          39.5%       39.6%        54.1%         43.6%           66.1%         37.1%
------------------------------------------------------------------------------------------------------------------------------------
Earnings/(Loss)

  Before Tax                            21.0           15.3        8.8          (41.1)        3.9             (98.2)        (61.7)
------------------------------------------------------------------------------------------------------------------------------------
NET EARNINGS/(LOSS)                     16.2           11.5        6.6          (31.0)        3.3             (68.7)        (44.9)
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE
  Basic
  Diluted                               0.07           0.05        0.03         (0.13)        0.01            (0.30)        (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Sequential - Revenue Growth             4.2%           0.9%       (3.2)%         3.6%
---------------------------------------------------------------------------------------------------
Year over Year - Revenue Growth         5.4%          (1.3)%      13.6%         21.6%         9.2%
---------------------------------------------------------------------------------------------------

                                     ------------------------------------------
                                     MEMO:
                                     ----
                                     Restatement expenses included in OPEX:
                                     Q1 $ 5.3 Million
                                     Q2 $14.5 Million
                                     Q3 $10.0 Million
                                     Q4 $ 6.1 Million
                                     FY 03 # 35.9 Million (results un-audited).
                                     ------------------------------------------

[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 4

                    NOTE: ALL FINANCIAL INFORMATION UNAUDITED

REVENUE COMPARISON
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
$US MILLIONS                     Q4'03      Q3'03      Q2'03      Q1'03     FY'03
------------------------------------------------------------------------------------
Product revenue                  314.1      308.8      290.3      310.7     1,223.9
------------------------------------------------------------------------------------
Services revenue                  78.9       68.3       83.5       75.6       306.4
------------------------------------------------------------------------------------
Total revenue                    393.0      377.1      373.8      386.3     1,530.3
------------------------------------------------------------------------------------
Items affecting volatility
------------------------------------------------------------------------------------
  Billed & collected product     (12.0)      (1.0)     (10.0)      23.0
------------------------------------------------------------------------------------
  Billed & collected service       4.0       (3.0)       9.0        4.0
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
$US MILLIONS                     Q4'02      Q3'02      Q2'02      Q1'02     FY'02
------------------------------------------------------------------------------------
Product revenue                  292.2      303.5      252.5      254.9      1,103.1
------------------------------------------------------------------------------------
Services revenue                  80.7       78.5       76.6       62.7        298.5
------------------------------------------------------------------------------------
  Total revenue                  372.9      382.0      329.1      317.6      1,401.6
------------------------------------------------------------------------------------
Items affecting volatility
------------------------------------------------------------------------------------
  Billed & collected product      (5.0)       9.0       10.0       17.0
------------------------------------------------------------------------------------
  Billed & collected service       2.0        4.0        6.0       (9.0)
------------------------------------------------------------------------------------

[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 5

                    NOTE: ALL FINANCIAL INFORMATION UNAUDITED

OPERATING EXPENSE OVERVIEW
--------------------------------------------------------------------------------

                               TOTAL         ENGINEERING             SG&A
                               -----         -----------             ----
4Q '03                      $  161.7         $      38.9         $   122.8
3Q '03                         148.9                42.3             106.6
                            --------         -----------         ---------
  o/(u)                     $   12.8         $      (3.4)        $    16.2
                            ========         ===========         =========


EXPLANATION:

ENGINEERING:
Engineering expense                          $      (1.0)
Severance                                           (2.4)
                                             -----------
                                             $      (3.4)
                                             ===========
SG&A:
Equity related comp. chrgs                                            (0.4)
Restatement                                                           (3.9)
Finance                                                                3.5
Marketing                                                              2.7
IT                                                                     3.3
EMEA sales severance                                                   4.4
Other SG&A                                                             6.6
                                                                 ---------
                                                                 $    16.2
                                                                 =========

                                 % OF REVENUE
                         TOTAL       ENG.      SG&A
                         -----       ----      ----
                          41.1%      9.9%      31.2%
                          39.5%     11.2%      28.3%
                         -----      ----       ----
                           1.7%     -1.3%       3.0%
                         =====      ====       ====

                                    COMMENTS
--------------------------------------------------------------------------------

Lower severance in Q4 vs. Q3



4Q ESPP & Stock option adj. of $7.2M vs 3Q of $7.6M
4Q restatement expenses of $6.1M vs. 3Q of $10M
Sarbanes Oxley, YE audit & consulting support
Conferences & tradeshows
Project spending
Severance related to restructuring
Primarily Sales


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 6

                    NOTE: ALL FINANCIAL INFORMATION UNAUDITED

BALANCE SHEET -- DEC. 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
$US MILLIONS              12/31/03     9/30/03      6/30/03      3/31/03      12/31/02
--------------------------------------------------------------------------------------
CASH                      $  150.0     $  120.9     $   98.0     $   98.6     $   76.1
--------------------------------------------------------------------------------------
RECEIVABLES                  152.4        131.6        126.6        140.0        151.4
--------------------------------------------------------------------------------------
   DSOs                         35           32           31           33           37
--------------------------------------------------------------------------------------
INVENTORY                    212.9        197.2        211.5        240.5        261.1
--------------------------------------------------------------------------------------
   Turns                       3.9          4.3          4.2          3.6          3.4
--------------------------------------------------------------------------------------
OTHER CURRENT                218.8        191.0        186.4        197.1        201.8
--------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS         734.0        640.6        622.5        676.2        690.4
--------------------------------------------------------------------------------------
FIXED ASSETS                 210.9        203.5        206.1        205.2        208.2
--------------------------------------------------------------------------------------
OTHER                        701.6        710.4        698.0        680.5        673.6
--------------------------------------------------------------------------------------
TOTAL ASSETS              $1,646.5     $1,554.6     $1,526.6     $1,561.8     $1,572.2
--------------------------------------------------------------------------------------
CURRENT LIABILITIES          536.2        501.7        512.6        578.0        474.1
--------------------------------------------------------------------------------------
LONG TERM LIABILITIES        189.7        161.9        141.3        126.4        210.4
--------------------------------------------------------------------------------------
EQUITY                       920.6        891.0        872.7        857.5        887.7
--------------------------------------------------------------------------------------
TOTAL LIABILITIES &
--------------------------------------------------------------------------------------
   EQUITY                 $1,646.5     $1,554.6     $1,526.6     $1,561.8     $1,572.2
--------------------------------------------------------------------------------------


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 7

                   NOTE: ALL FINANCIAL INFORMATION UNAUDITED

STATEMENT OF CASH FLOW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
$US MILLIONS                                                 FY'03        FY`02
--------------------------------------------------------------------------------
CASH FROM OPERATIONS
--------------------------------------------------------------------------------
   Net Income/(Loss)                                         $   3        $ (45)
--------------------------------------------------------------------------------
Adjustments
--------------------------------------------------------------------------------
   Depreciation & Amortization                                  69           69
--------------------------------------------------------------------------------
   Non-Cash Compensation                                        17          (65)
--------------------------------------------------------------------------------
   Provision for legal settlements                              72           98
--------------------------------------------------------------------------------
   Changes in Accounts Receivable                               11          (10)
--------------------------------------------------------------------------------
   Changes in Accounts Payable                                 (10)          54
--------------------------------------------------------------------------------
   Changes in inventory                                         54           78
--------------------------------------------------------------------------------
   Other changes, net                                           18           (2)
--------------------------------------------------------------------------------
NET CASH FROM OPERATIONS                                       234          177
--------------------------------------------------------------------------------
CASH USED IN INVESTING
--------------------------------------------------------------------------------
   Purchases of Property Plant & Equipment                     (61)         (35)
--------------------------------------------------------------------------------
   Other financing, net                                        (18)          (9)
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                          (79)         (44)
--------------------------------------------------------------------------------
CASH USED IN FINANCING
--------------------------------------------------------------------------------
Net repayment of Debt                                          (87)        (136)
--------------------------------------------------------------------------------
Other, net                                                       6            8
--------------------------------------------------------------------------------
NET CASH USED IN FINANCING (INCLUDING FX)                      (81)        (128)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET INCREASE IN CASH                                            74            6
--------------------------------------------------------------------------------
   Cash, beginning of period                                    76           70
--------------------------------------------------------------------------------
    CASH, END OF PERIOD                                        150           76
--------------------------------------------------------------------------------

[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 8

                    NOTE: ALL FINANCIAL INFORMATION UNAUDITED

PRODUCT REVENUE DISTRIBUTION BY SALES THEATER
--------------------------------------------------------------------------------


                              [PIE CHART OMITTED]

              Q4' 03                Q3' 03                 Q4' 02
         -----------------     -----------------      -----------------
         EMEA   AP    TASS     EMEA   AP    TASS      EMEA   AP    TASS
         27%   11%     62%     26%    8%     66%      31%    8%     61%


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 9

REVENUE DISTRIBUTION BY PRODUCT GROUP
--------------------------------------------------------------------------------

                              [PIE CHART OMITTED]

                        Q4' 03                Q3' 03                Q4' 02
                   -----------------     -----------------     -----------------
SCANNERS                  24%                   20%                   23%
SCAN ENGINES               6%                    8%                    5%
MOBILE COMPUTERS          59%                   59%                   62%
WIRELESS                  10%                   12%                    9%
OTHER                      1%                    1%                    1%



[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 10

WIFI - SYMBOL GAINING SHARE IN THE ENTERPRISE
--------------------------------------------------------------------------------


SYMBOL IS NO. 2 WITH 22.2% UP 3.5 FROM 18.7% LAST

QUARTER IN THE ENTERPRISE WLAN SEGMENT ------------------------
                                        DELL'ORO, FEBRUARY '04
                                       ------------------------
--------------------------------------------------------------------------------

SYMBOL LEADS THE THIN ACCESS POINT MARKET SEGMENT WITH 92.5%

SYMBOL LEADS WIFI WIRELESS SWITCH SECTOR WITH 61.4%

SYMBOL WLAN REVENUE UP 36% YEAR-OVER YEAR

ENTERPRISE WLAN EQUIPMENT WAS UP 26% YEAR-OVER-YEAR ---------------------- ---------------------------------------------------- SYNERGY, FEBRUARY '04 -----
                                                    ----------------------

                         IN 2003, SYMBOL WAS RECOGNIZED
AS THE THIN ACCESS POINT AND WIRELESS SWITCH MARKET LEADER
                     BY SYNERGY, INFONETICS, AND INSTAT-MDR


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 11

WIRELESS SWITCH 2000
--------------------------------------------------------------------------------




[PHOTOS OMITTED]





--------------------------------------------------------------------------------

"THE WS 2000 WIRELESS SWITCH STRIKES US AS A PRAGMATIC AND COST-EFFECTIVE SOLUTION THAT SOLVES REAL PROBLEMS...SYMBOL IS DELIVERING A NETWORK SOLUTION THAT PROVIDES CORE WIRED AND WIRELESS NETWORK SERVICES, AND IT IS DOING SO AT AN AFFORDABLE PRICE."
                                             -----------------------------------
--------------------------------------------- -- DAVE MOLTA, NETWORK COMPUTING
                                             -----------------------------------


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 12

NEW PRODUCTS & SOLUTIONS FOR RETAIL
--------------------------------------------------------------------------------



-----------------------------------------  -------------------------------------

[PHOTOS OMITTED]




SYMBOL MK 1100 MICRO KIOSK(TM)
 Real-time information access

-----------------------------------------         [PHOTO OMITTED]

  SYMBOL CLIENTELE 1:1 SOLUTION SUITE
   In-store mobile access to critical
         customer information


                                           -------------------------------------


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 13

MOBILE POINT-OF-SALE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
o   Lets retailers provide greater value to customers
o   'Queue busting' during peak shopping times
o   Convenient, fast, flexible
--------------------------------------------------------------------------------


[PHOTO OMITTED]           PPT 8800                   [PHOTO OMITTED]








[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 14

RFID UPDATE

                                         ---------------------------------------
                                             COMMITTED TO RFID MARKET LEADERSHIP
--------------------------------------------------------------------------------
SYMBOL SIGNS ON TO EPCGLOBAL IP POLICY - cements commitment to open RFID standards


[PHOTO OMITTED]                           o   Partnering in pilots
                                              with key customers

                                          o   Commercial
                                              deployments
                                              anticipated in 2005



"2004 IS GOING TO BE A LEARNING CURVE YEAR FOR RFID"
                                       -IDC analyst Chris Boone


    WAL*MART'S LINDA DILLMAN ON RFID:

--------------------------------------------------------------------------------
    "...PILOT-TEST IT THROUGH 2004 IN THE DALLAS MARKET AREA STARTING WITH A SMALL GROUP OF SUPPLIERS. OUR GOAL IS TO BE LIVE WITH THE TOP 129 SUPPLIERS BY JANUARY 2005 IN THE DALLAS MARKET."
--------------------------------------------------------------------------------

-------------------
  IDC FORECAST
      FOR RFID
-------------------
91.5M         1.3B
2003          2008

[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 15

GLOBAL SERVICES UPDATE
--------------------------------------------------------------------------------

-------------------------
IMPROVEMENTS IN ALL AREAS
--------------------------------------------------------------------------------
o 2003 quality and restructuring initiatives had positive impact in Q4

o 'Service from the Start' introduced to drive attach rates at time of hardware sale

o Break-fix transitioned to Symbol from those in compliance with PartnerSelect

--------------------------------------------------------------------------------
                                                                 [PHOTO OMITTED]


                       ---------------------------------
                         CERTIFIED PROFESSIONAL SERVICES
                       ---------------------------------


                                      150%

                       ---------------------------------
                               Membership Is Up
                            As Professional Services
                              Migrates To Partners
                       ---------------------------------

[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 16

GLOBAL SERVICES IMPROVEMENTS
--------------------------------------------------------------------------------


    --------------------         --------------------       --------------------
       TURNAROUND TIME              REPEAT REPAIRS                 BACKLOG
    --------------------         --------------------       --------------------
    DELIVERY PERFORMANCE         RATE DROPPED                BACKLOG HAS DROPPED
    IMPROVED TO 97%                  27%                            67%
    FROM 63% OVER                NOW RUNNING                --------------------
    LAST TWO QUARTERS               AT 7.9%
    --------------------         --------------------
                                                            --------------------
    --------------------         --------------------            ABANDON RATE
         AVERAGE WAIT               LONGEST WAIT            --------------------
    --------------------         --------------------        AT Q4 END, RUNNING
    BY Q4 END                     REDUCED BY 70%             LESS THAN 2%
    30 SECONDS                           DOWN TO                FROM HIGH
    --------------------             LESS THAN 5                OF 42%
                                         MINUTES            --------------------
                                 --------------------


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 17

PARTNERSELECT - CHANNEL PROGRAM UPDATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SYMBOL
PARTNERSELECT            [GRAPHIC OMITTED]         TOP 5-STAR RATING
PROGRAM                                         PARTNER PROGRAM SURVEY...
                         -------------------------------------------------------
                                                    ...UP FROM 2 STARS LAST YEAR
--------------------------------------------------------------------------------


                                        COMPLETELY ROLLED OUT
                                        ------------------------
                                        Americas and EMEA
                                        ------------------------

                                        ROLLOUT Q2
                                        ------------------------
                                        Asia Pacific
                                        ------------------------

--------------------------------------------------------------------------------
o   55% of business fulfilled through Channel

o   Dimension Data signs as Symbol Partner...focus on Enterprise Mobility

o   Global Partnership with IBM

    - Solutions for mobile workers in retailing, warehousing, public sector agencies and travel and hospitality companies
--------------------------------------------------------------------------------

ONE OF IBM'S 6 PREMIER HARDWARE PARTNERS


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 18

WHAT THE CHANNEL IS SAYING
--------------------------------------------------------------------------------

"SCLogic has been a Symbol-exclusive partner for more than eight years. We are very pleased with the emphasis on the PartnerSelect program and focus that Symbol has placed on the channel. WE'VE SEEN TREMENDOUS COMMITMENT TO THE CHANNEL AT ALL LEVELS OF THE COMPANY FROM SENIOR MANAGEMENT ON DOWN."

                                               -- Mike Saldi, President, SCLogic

"We are seeing significant improvement in our relationship due to a determination, by Symbol, to accelerate teaming with its partners through technology-based sales tools. One initiative is a program that lets Peak and Symbol identify joint sales activity to ensure that our teams are engaged to yield maximum customer benefit. THIS NOTEWORTHY CHANGE DEMONSTRATES SYMBOL'S COMMITMENT TO MEETING ITS SALES GOALS THROUGH THE CHANNEL."

                               -- Paul O'Donnell, COO, Peak Technologies, Europe


"We are impressed with Symbol's structured program, PartnerSelect. Industries we address need this vision, leadership and resource to highlight benefits derived from Symbol as The Enterprise Mobility Company. We see a strong growth period ahead and ARE CONFIDENT SYMBOL WILL RETAIN A LEADERSHIP POSITION IN ITS TRADITIONAL MARKETS EVEN AS IT ADDRESSES NEW MARKETS that are yet to fully appreciate the impact mobility solutions can make in their enterprise."

                -- Doug Phillips Sales & Marketing Director WARP Systems Pty Ltd


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 19

SAMSUNG SEMICONDUCTOR                                          [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
 SECURING THE NETWORK
--------------------------------------------------------------------------------


o   PPT8846 ensures security of fab's wireless LAN


o   Supports 802.1xTTLS dynamic WEP key security standard

--------------------------------------------------------------------------------
PPT8846
--------------------------------------------------------------------------------
o   Rugged, compact, lightweight
o   Powerful: Intel(R)Xscale(TM)400 Mhz processor


                                   ---------------------------------------------
   [PHOTOS OMITTED]                 Partnered with Exers Technologies, one of
                                    Seoul's top network management companies
                                   ---------------------------------------------

[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 20

THE CO-OPERATIVE GROUP                                         [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
SYSTEM REFRESH FOR 600 C-STORES
--------------------------------------------------------------------------------

-------------------------------------------------------------
o   Secure wireless infrastructure

o   PDT8146 X-scale for real-time price and stock management

o   LS9208 omnidirectional POS scanner to speed checkout

-------------------------------------------------------------

                                [PHOTOS OMITTED]







[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 21

GENUINE PARTS / NAPA                                           [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
ENTERPRISE MOBILITY SOLUTION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SYMBOL & STRATIX PARTNER TO PROVIDE KEY TOOLS FOR WAREHOUSE CONTROL SYSTEM

o   Symbol WLAN connectivity

o   Forklift-mounted Symbol VRC6940s

o   Rugged PDT6800 handhelds

o   WSS1060 wearable systems
--------------------------------------------------------------------------------
More than 75 Units per Distribution Center
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

60 DCS X 300,000 PARTS X 7,000 STORES


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 22

AMERISOURCEBERGEN

--------------------------------------------------------------------------------
 HIGH-VOLUME ORDER FULFILLMENT
--------------------------------------------------------------------------------

---------------------------------------------------
   NETWORK MANAGEMENT TOOLS, NETWORK RELIABILITY



                    ENHANCED OPERATOR PRODUCTIVITY AND INCREASED DATA ACCURACY



---------------------------------------------------
    SYMBOL WEARABLES, WLAN IN 38 DCS
     o  High-volume picking
     o  Inventory management
     o  Receiving
---------------------------------------------------
                  [PHOTOS OMITTED]

[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 23

IMPROVING BACKLOG, SOLID Q4 BOOKINGS VELOCITY
--------------------------------------------------------------------------------



                              [BAR CHART OMITTED]
----------------------------------------------------------------------
                        Q4'02   Q1'03   Q2'03   Q3'03   Q4'03   Q1'04
----------------------------------------------------------------------
Backlog-Curr Qtr        133     132     102     119     148     146.8
Gross Bookings          280     261     271     326     347.9
Product Revenue         292     311     290     309     314
----------------------------------------------------------------------


[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 24        NOTE: PRODUCT ONLY NO PS

OUTLOOK AND 2004 GUIDANCE
--------------------------------------------------------------------------------
o REVENUE
      -    1Q '04 up approximately 3% - 5% sequentially and 5% - 7% Yr/Yr
      -    FY '04 up 10% - 15% vs. FY '03
o GROSS MARGIN
      -    1Q '04 at approximately 45%
      -    FY '04 slightly over 45%
o OPERATING EXPENSES
      - 1Q '04 at approximately $155M
      - FY '04 between $620M - $640M
o EFFECTIVE TAX RATE
      -    FY '04 at 34% vs. 16% in FY '03
o DILUTED EPS
      -    FY '04 at $0.40 - $0.50

               [PHOTOS OMITTED]

[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 25

STRATEGIC INVESTMENTS FOR TOMORROW

--------------------------------------------------------------------------------

----------------------------                   -------------------------
BUSINESS TRANSFORMATION                        GLOBAL PRODUCTS GROUP
----------------------------                   -------------------------
SYSTEMS ARCHITECTURE                           INVESTMENT
                                               IN PRODUCT
LOWER COST                                     DEVELOPMENT

IMPROVE                                        DRIVE GROWTH &
PRODUCTIVITY &                                 GAIN MARKET SHARE
ORGANIZATIONAL AGILITY

----------------------------                   -------------------------
SALES ORGANIZATION                             WORLDWIDE FINANCE
----------------------------                   -------------------------
EXPAND COVERAGE                                UPGRADE
                                               CONTROLS & SYSTEMS
DRIVE GROWTH
                                               GOVERNANCE,
INCREASE MARKET SHARE                          FINANCIAL AND
                                               BUSINESS CONTROLS
IMPROVE CUSTOMER
SATISFACTION

                         [PHOTOS OMITTED]

[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential 26

THANK YOU

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PHONE LINES ARE OPEN FOR QUESTIONS
--------------------------------------------------------------------------------

-------------------------------
DIAL IN PHONE NUMBER:
1+(719-457-2657)
-------------------------------



*1
------------------------------------------------
TO CALL IN A QUESTION PRESS *1 ON YOUR PHONE NOW
------------------------------------------------


               [PHOTOS OMITTED]

[SYMBOL TECHNOLOGIES, INC. LOGO] Confidential